UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Zoetis Inc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V45664-P03959 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You invested in ZOETIS INC. and it’s time to vote! You have the right to vote on the proposals being presented at the Annual Shareholder Meeting. This is an important notice regarding the availability of proxy materials for the Annual Shareholder Meeting to be held on May 22, 2024. ZOETIS INC. ATTN: CORPORATE SECRETARY 10 SYLVAN WAY PARSIPPANY, NJ 07054 ZOETIS INC. 2024 Annual Shareholder Meeting Vote by May 21, 2024 11:59 PM EDT. For shares held in an employee stock or retirement benefit plan, vote by May 19, 2024 11:59 PM EDT. Vote Virtually at the Annual Shareholder Meeting* May 22, 2024 8:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/ZTS2024

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# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming annual shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors | |
| | **Nominees:** | |
| 1a. | Paul M. Bisaro | For |
| 1b. | Vanessa Broadhurst | For |
| 1c. | Frank A. D'Amelio | For |
| 1d. | Gavin D.K. Hattersley | For |
| 1e. | Sanjay Khosla | For |
| 1f. | Antoinette R. Leatherberry | For |
| 1g. | Michael B. McCallister | For |
| 1h. | Gregory Norden | For |
| 1i. | Louise M. Parent | For |
| 1j. | Kristin C. Peck | For |
| 1k. | Willie M. Reed | For |
| 1l. | Robert W. Scully | For |
| 2. | Advisory vote to approve our executive compensation. | For |
| 3. | Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2024. | For |
| 4. | Approval of an amendment to our Restated Certificate of Incorporation to provide for exculpation of officers as permitted by the Delaware General Corporation Law. | For |
| 5. | Shareholder proposal regarding an improvement to our director resignation policy. | Against |

**NOTE:** Such other business as may properly come before the Annual Shareholder Meeting or any adjournment thereof.

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V45665-P03959